SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)     February 2, 1999
                                                ----------------------------

                              E*twoMEDIA.com, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Nevada                       0-18049                   91-1317131
         ------                       -------                   ----------
(State or other jurisdiction      (Commission File            (IRS Employer
 or incorporation)                     Number)               Identification No.)



            53 West 23rd Street, 11th Floor, New York, New York 10010
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code     (212) 590-2173
                                                   -----------------------

                            Nerox Energy Corporation
         846 West Foothill Boulevard, Suite Y, Upland, California 91786
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         (a) On February 2, 1999, E*twoMEDIA.com, Inc. (the "Company") advised Hurley & Company ("H&C") that it would not be appointed as the Company's auditors for the year ended December 31, 1998. The Board of Directors approved the Company's decision not to appoint H&C as the Company's auditors for the year ended December 31, 1998.

         (b) During either of the two most recent fiscal years and subsequent interim period through February 2, 1999, H&C's reports on the Company's financial statements have not contained adverse opinions or disclaimers of opinion. During each of the last two most recent fiscal years the report of H & C contained a modification as to the Company's ability to continue as a going concern.

         (c) The Company delivered a copy of this Form 8-K report to H&C on February 5, 1999. The Company filed as an Exhibit, a letter from H&C addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company in response to Item 4 hereof.

         (d) On February 2, 1999, the Board of Directors of the Company appointed Nelson Mayoka & Co. as independent auditors of the Company for the fiscal year ended December 31, 1998.

Item 5.  Other Information
         -----------------

         On December 15, 1998 the Company filed a Certificate of
Amendment to the Certificate of Incorporation which changed the name of the Company from Nerox Energy Corporation to E*twoMEDIA.com, Inc.

Item 7.  Financial Statements Pro Forma Financial Information Exhibits
         -------------------------------------------------------------

         (c) Exhibits

             16.1 Letter of Hurley & Company pursuant to Item 304(a)(3) of Regulation SB.





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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                          E*twoMEDIA.COM, INC.


                                          By: /s/ Michael A. Cassin
                                              ----------------------------------
                                              Michael A. Cassin, President & CEO

Dated February 9, 1999.


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